UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-08092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FORM N-Q

MARCH 31, 2013

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 60.4%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		$712,670
Republic of Argentina, Senior Bonds	7.000%	10/3/15	270,000		229,500
Total Argentina					942,170
Brazil — 6.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	664,602
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	16,060,000	BRL	8,140,431
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,663,000	BRL	836,896
Federative Republic of Brazil, Collective Action Securities, Senior Bonds	7.125%	1/20/37	2,163,000		3,011,978
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	740,000		862,100
Total Brazil					13,516,007
Chile — 1.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		216,044	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		578,676	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		969,529	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	910,000		891,344	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		883,475
Total Chile					3,539,068
Colombia — 3.6%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	3,035,000		4,362,812	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		442,050
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,595,340	(b)
Total Colombia					7,400,202
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	1,200,000		1,200,697	(a)
Indonesia — 4.3%
Republic of Indonesia, Notes	3.750%	4/25/22	1,490,000		1,516,075	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	4,480,000		4,793,600	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	195,000		230,831	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	689,309
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		564,200	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	6,459,000,000	IDR	929,276
Total Indonesia					8,723,291
Mexico — 6.6%
Mexican Bonos, Bonds	8.000%	6/11/20	52,854,700	MXN	5,124,430
Mexican Bonos, Bonds	6.500%	6/9/22	7,437,100	MXN	673,286
Mexican Bonos, Bonds	10.000%	12/5/24	9,020,000	MXN	1,051,939
Mexican Bonos, Bonds	8.500%	11/18/38	22,990,000	MXN	2,521,169
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		987,840
United Mexican States, Senior Notes	3.625%	3/15/22	2,560,000		2,726,400
United Mexican States, Senior Notes	4.750%	3/8/44	400,000		416,000
Total Mexico					13,501,064
Panama — 0.5%
Republic of Panama, Senior Bonds	9.375%	4/1/29	10,000		16,315
Republic of Panama, Senior Bonds	6.700%	1/26/36	664,000		888,100
Total Panama					904,415
Peru — 5.1%
Republic of Peru, Bonds	6.550%	3/14/37	1,211,000		1,646,960	(b)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Peru — continued
Republic of Peru, Senior Bonds	8.750%	11/21/33	4,988,000		$8,180,320	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	489,000		587,289
Total Peru					10,414,569
Philippines — 1.0%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,680,000		2,058,000
Poland — 2.8%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,452,639
Republic of Poland, Senior Notes	5.125%	4/21/21	1,280,000		1,481,600
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,704,325
Total Poland					5,638,564
Russia — 7.1%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,140,000		1,234,449	(a)
Russian Federation, Senior Notes	5.625%	4/4/42	2,400,000		2,700,000	(a)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	173,000		331,295	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	8,216,975		10,195,212	(a)
Total Russia					14,460,956
Turkey — 10.0%
Republic of Turkey, Bonds	9.000%	3/8/17	6,740,000	TRY	4,060,465
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		493,368
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,571,625
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,750,000		2,004,625
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,984,705
Republic of Turkey, Senior Notes	7.250%	3/15/15	425,000		469,625
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		406,725
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,560,000		1,852,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000		2,598,598
Total Turkey					20,442,236
Venezuela — 10.0%
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000		3,595,230
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	445,000		456,125
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		372,300
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,571,000		11,911,022	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,040,000		1,028,560
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000		2,439,300	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	574,000		505,120
Total Venezuela					20,307,657
TOTAL SOVEREIGN BONDS (Cost — $110,707,486)					123,048,896
CONVERTIBLE BONDS & NOTES — 0.1%
Mexico — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $434,188)	7.000%	1/31/20	2,784,400		304,332	(a)
CORPORATE BONDS & NOTES — 41.5%
CONSUMER DISCRETIONARY — 1.0%
Media — 1.0%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,610,000		1,976,996
CONSUMER STAPLES — 0.7%
Food Products — 0.4%
Alicorp SAA, Senior Notes	3.875%	3/20/23	360,000		360,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — continued
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	510,000	$462,825	(a)
Total Food Products				822,825
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	523,800	(a)
TOTAL CONSUMER STAPLES				1,346,625
ENERGY — 18.6%
Energy Equipment & Services — 0.2%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	510,000	511,255	(a)
Oil, Gas & Consumable Fuels — 18.4%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,005,879	1,144,187	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	400,000	463,500	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	450,000	565,875
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	490,000	512,050	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,460,000	2,503,468	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000	427,421	(a)
KazMunayGaz Finance Sub B.V., Senior Bonds	6.375%	4/9/21	200,000	233,750	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,812,000	2,067,311	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	964,875	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	950,000	1,084,425	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	963,300	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	212,000	204,580	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	113,000	109,045	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	6,643,813
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,070,000	1,159,873
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,949,723
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	720,000	817,411
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,010,000	984,750	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,440,000	1,850,400
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	1,200,000	1,240,800	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	390,000	432,900
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,119,875	(a)
Petronas Capital Ltd.	5.250%	8/12/19	2,400,000	2,800,061	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	949,687	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,134,000	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000	417,000	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,378,750	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	1,081,442	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	530,000	523,375	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,085,000	1,248,618	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	360,000	414,288	(a)
Total Oil, Gas & Consumable Fuels				37,390,553
TOTAL ENERGY				37,901,808
FINANCIALS — 0.2%
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	440,000	510,400	(a)
INDUSTRIALS — 2.1%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	410,700	(a)
Construction & Engineering — 1.5%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	503,000	530,162	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	400,000	421,600	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,480,000	1,665,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	360,000	405,000	(a)
Total Construction & Engineering				3,021,762

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	$879,011	(a)
TOTAL INDUSTRIALS				4,311,473
MATERIALS — 12.4%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	671,000	697,840	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	1,031,030	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	564,000	599,250	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	520,000	552,500	(a)
Total Chemicals				2,880,620
Construction Materials — 2.5%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	410,000	395,650	(a)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	1,400,000	1,522,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,260,000	1,471,050	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	720,000	840,600	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	820,000	912,250	(a)
Total Construction Materials				5,142,050
Metals & Mining — 7.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	550,144	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	505,015	(a)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	402,938	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,155,000	1,198,312	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	541,087	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	800,000	780,400	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	510,000	507,450	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	433,368
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,660,550
Southern Copper Corp., Senior Notes	5.250%	11/8/42	860,000	818,610
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,497,696
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,688,467
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	660,000	680,490
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,281,000	1,338,645	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	791,250	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	220,000	232,100	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	200,600	(a)
Total Metals & Mining				15,827,122
Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	191,801
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	313,507
Inversiones CMPC SA, Notes	4.750%	1/19/18	470,000	499,008	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	368,799	(a)
Total Paper & Forest Products				1,373,115
TOTAL MATERIALS				25,222,907
TELECOMMUNICATION SERVICES — 3.7%
Diversified Telecommunication Services — 3.1%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	2,442,000	2,173,380	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	469,350	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	764,675	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	482,760	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,479,174	(a)
Total Diversified Telecommunication Services				6,369,339
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	692,850	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	$502,800	(a)
Total Wireless Telecommunication Services				1,195,650
TOTAL TELECOMMUNICATION SERVICES				7,564,989
UTILITIES — 2.8%
Electric Utilities — 1.1%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	206,100	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	810,000	867,712	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,156,200	(a)
Total Electric Utilities				2,230,012
Gas Utilities — 0.8%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	400,000	448,000	(a)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	560,000	561,400	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	635,100	(a)
Total Gas Utilities				1,644,500
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	516,375	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	880,415	(a)
Total Independent Power Producers & Energy Traders				1,396,790
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	491,200	(a)
TOTAL UTILITIES				5,762,502
TOTAL CORPORATE BONDS & NOTES (Cost — $78,714,436)				84,597,700

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.4%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	715,682
TOTAL INVESTMENTS — 102.4% (Cost — $189,856,110#)				208,666,610
Liabilities in Excess of Other Assets — (2.4)%				(4,930,509)
TOTAL NET ASSETS — 100.0%				$203,736,101

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	OJSC	- Open Joint Stock Company
	TRY	- Turkish Lira

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Summary of Investments by Country (unaudited)*

Mexico	18.0%
Brazil	15.6
Russia	12.1
Venezuela	10.5
Turkey	9.8
Indonesia	5.8
Peru	5.6
Colombia	5.6
Chile	3.3
Poland	2.7
Malaysia	1.8
India	1.7
Kazakhstan	1.5
Philippines	1.0
Qatar	0.9
United Arab Emirates	0.8
China	0.7
Argentina	0.6
Croatia	0.6
Trinidad and Tobago	0.5
Panama	0.4
Ireland	0.3
Netherlands	0.2
100.0%

* As a percentage of total investments.  Please note that the fund holdings are as of March 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$123,048,896	—	$123,048,896
Convertible bonds & notes	—	304,332	—	304,332
Corporate bonds & notes	—	84,597,700	—	84,597,700
Warrants	—	715,682	—	715,682
Total investments	—	$208,666,610	—	$208,666,610
Other financial instruments:
Forward foreign currency contracts	—	$17,954	—	$17,954
Total	—	$208,684,564	—	$208,684,564

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to schedule of investments (unaudited) (continued)

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,030,872
Gross unrealized depreciation	(4,220,372)
Net unrealized appreciation	$18,810,500

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	JPMorgan Chase & Co.	684,000	$876,854	4/15/13	$17,954

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation
Foreign Exchange Risk	$17,954

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy) †	$469,330
Forward foreign currency contracts (to sell)	2,714,707

†At March 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  May 24, 2013